AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                by and among

                          KRAUSE'S FURNITURE, INC.

                                    and

           THE STOCKHOLDERS LISTED ON THE SIGNATURE PAGES HEREOF


                        Dated as of January 14, 2000

          Amended and Restated Registration Rights Agreement (this "Agree ment"), dated as of January 14, 2000, by and among Krause's Furniture, Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company listed on the signature pages hereto (the "Investors").

     1. Background. The Investors own shares of either the Company's common stock, par value $.001 per share (the "Common Stock") or the Company's
Series A Convertible Preferred Stock, par value $.0001 per share, (the "Series A Preferred Stock"), which is convertible into Common Stock. In connection with a Securities Purchase Agreement between the Company and the purchasers listed thereto, dated August 26, 1996, the Company entered into a Registration Rights Agreement with certain stockholders dated August 26, 1996 (the "Prior Registration Rights Agreement").

     Pursuant to a Securities Purchase Agreement among the Company and the purchasers listed thereto, dated the date hereof, the Company and the Investors have entered into this Agreement to amend, restate and supersede the Prior Registration Rights Agreement.

     2.   Registration Under Securities Act, Etc.
          --------------------------------------

     2.1  Registration on Request.
          -----------------------

          (a) Request. Subject to Section 2.8 hereof, at any time and from time to time upon the written request of Holders (the "Initiating Holders") of not less than the Required Number of Shares that the Company effect the registration under the Securities Act (other than pursuant to a Shelf Registration Statement) of all or part of such Initiating Holders' Registrable Securities (provided that the Company shall not be obligated to register less than the Required Number of Shares pursuant to such request), the Company will promptly give written notice of such requested registration to all registered Holders, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

               (i) the Registrable Securities (representing not less than the Required Number of Shares) which the Company has been so requested to register by such Initiating Holders, and

               (ii) all other Registrable Securities which the Company has been requested to register by the Holders thereof (such Holders together with the Initiating Holders are hereinafter referred to as the "Selling Holders") by written request given to the Company within 20 days after the giving of such written notice by the Company, all to the extent required to permit the disposition of the Registrable Securities so to be registered.

          (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more Selling Holders, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each Selling Holder to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Selling Holders of not less than a majority of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

          (c) Registration Statement Form. Registrations under this Section
2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company.

          (d) Expenses. The Company will pay the Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

          (e) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected:

               (i) unless a registration statement with respect thereto has become effective,

               (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such registration has not thereafter become effective, or

               (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

          (f) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities shall be selected by the mutual agreement of the Company and the Selling Holders of a majority of the Registrable Securities so to be registered.

          (g) Priority in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the Selling Holders on the basis of the percentage of the Registrable Securities of such Selling Holders requested so to be registered. In connection with any such registration to which this Section 2.1(g) is applicable, no securities other than Registrable Securities shall be covered by such registration.

          (h) Limitations on Registration on Request. Notwithstanding anything in this Section 2.1 to the contrary, the Company shall not be required to effect, in the aggregate pursuant to this Section 2.1, without regard to the Holder making such request, more than two registrations during any twelve month period.

     2.2  Incidental Registration.
          -----------------------

          (a) Right to Include Registrable Securities. If the Company proposes at any time to register any of its securities under the Securities Act (other than a Shelf Registration Statement) by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on such Forms or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, reorganization, or consolidation), whether or not for sale for its own account, it will, subject to Section 2.8 hereof, each such time give prompt written notice to all registered Holders of its intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any such Holder (a "Requesting Holder") made as promptly as practicable and in any event within 20 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to all registered Holders , with written confirmation to follow promptly thereafter, that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date) (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will, subject to Section 2.8 hereof, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder or Holders entitled to do so to request that such registration be effected as a registration under Section 2.1 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1. The Company will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 2.2.

          (b) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform the Company (or, in the case of a secondary offering, the selling stockholders initiating such offering) of its belief that the number or type of Registrable Securities requested to be included in such registration would materially adversely affect such offering, then the Company will include in such registration, to the extent of the number and type which the Company is (or the selling stockholders initiating such offering are) so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company (or, in the case of a secondary offering, the selling stockholders initiating such offering) to be sold for its (or their) own account, and second, such Registrable Securities and any other securities of the Company requested to be included in such registration, pro rata among all such Holders on the basis of the estimated gross proceeds of the securities of such Holders requested to be so included.

          (c) Selection of Managing Underwriter. The managing underwriter of any underwritten offering pursuant to this Section 2.2 shall be selected by the Company at its sole discretion.

     2.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, 2.2 or 2.8, the Company will as expeditiously as possible:

          (a) in the case of a registration pursuant to Section 2.1 or 2.2, prepare and (as soon as practicable, and in any event within 75 days in the case of Form S-1 or S-2 and 30 days in the case of a registration requested on Form S-3 after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities, provided, that in the case of a registration pursuant to Section 2.1 or 2.2, such period need not exceed 90 days;

          (c) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

          (d)  use its best efforts:

                    (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request;

                    (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect; and

                    (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) in the case of a registration pursuant to Section 2.1 or 2.2, furnish to each seller of Registrable Securities a signed counterpart of
(i) an opinion of counsel for the Company and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the accountant's comfort letter, such other financial matters, and in the case of the legal opinion, such other legal matters, as the sellers of a majority of the Registrable Securities covered by such registration statement, or the underwriters, may reasonably request;

          (g) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, in the judgment of the Company, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circum stances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, in the judgment of the Company, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

          (i) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

          (j) use its best efforts to list all Registrable Securities covered by such registration statement on any national securities exchange or national quotations system on which Registrable Securities of the same class covered by such registration statement are then listed.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company in writing as promptly as reasonably practicable such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision
(g) of this Section 2.3, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     2.4  Underwritten Offerings.
          ----------------------

          (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by Holders pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such Holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section
2.7. The Holders of the Registrable Securities proposed to be distributed by such underwriters will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. Such Holders to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities, such Holder's intended method of distribution and any other representations required by law.

          (b) Incidental Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to Section 2.8 hereof, if requested by any Requesting Holder arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Requesting Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Requesting Holder, such Requesting Holder's Registrable Securities and such Requesting Holder's intended method of distribution or any other representations required by law. Notwithstanding the foregoing provisions of this Section 2.4(b), the Company need not include any Registrable Securities of any such Requesting Holder in an underwritten offering of the Company's securities if the inclusion of such Requesting Holder's securities, in the opinion of the managing underwriter for such offering by the Company, might adversely affect such offering by the Company.

          (c)  Hold-back Agreements.
               --------------------

               (i) In the case of any underwritten public offering by the Company of shares of Common Stock, each Holder agrees not to effect any disposition (other than a disposition of Registrable Securities under such underwritten public offering or a bona fide pledge or a disposition to an Affiliate of such Holder who agrees to be bound by the provisions of this paragraph) (a "Disposition") of any Registrable Securities, and not to effect any such Disposition of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the 15 days prior to, and during the 90-day period (or such longer period as may be reasonably requested by the underwriter of such offering) beginning on, the effective date of such registration statement (except as apart of such registration); provided that each Holder has received written notice of such registration at least 15 days prior to such effective date.

               (ii) If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees
     (x) not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company of the capital stock or substantially all the assets of any other person or in connection with an employee stock option or other benefit plan) during the 90 days prior to, and during the 180-day period beginning on, the effective date of such registration statement (except as part of such registration) and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which Holders of such securities agree not to effect any Disposition of any such securities during the period referred to in the foregoing clause (x) (except as part of such registration, if permitted).

     2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records (to the extent customarily given to underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.6 Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligation of the Company to use its best efforts to cause the Registrable Securities to be registered under the Securities Act is subject to the following limitations, conditions and qualifications.

          (a) The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 180 days, in the case of a registration pursuant to Section 2.1 or 2.2, and 30 days in the case of a registration pursuant to Section 2.8) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1, if the Company determines, in its reasonable judgment, that such registration and offering (i) would interfere with any financing, acquisition, merger, consolidation, material joint venture, corporate reorganization or other material transaction involving the Company or any of its Affiliates, or
(ii) would require premature disclosure of any of the foregoing transactions (or of the existence of negotiations, discussions or pending proposals with respect thereto) or of any pending or threatened litigation, claim, assessment or governmental investigation which would be material to the Company, and promptly gives the Holders requesting registration thereof pursuant to Section 2.1 written notice of such delay. If the Company shall so postpone the filing of a registration statement, such Holders of Registrable Securities requesting registration thereof pursuant to Section
2.1 shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which Holders are entitled pursuant to Section 2.1 hereof.

          (b) The Company shall not be obligated to effect the registration of Registrable Securities of any Holder pursuant to Section 2.1, 2.2 or 2.8 unless such Holder consents to reasonable conditions imposed by the Company, including without limitation:

               (i) conditions prohibiting the sale of shares by such Holder until the registration shall have been effective for a specified period of time;

               (ii) conditions requiring such Holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of
     Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

               (iii) conditions prohibiting such Holder from effecting the sale of shares upon receipt of telegraphic or written notice from the Company (until further notice) given to permit the Company to correct or update a registration statement or prospectus; and

               (iv) conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective under Section 2.3(b) or 2.8(c), such Holder shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such Holder to notify the Company of the number of Registrable Securities registered that remain unsold promptly upon receipt of notice from the Company.

          (c) Holders shall use their reasonable best efforts to effect as wide a distribution of such Registrable Securities as reasonably practicable, and in no event shall any sale of Registrable Securities be made knowingly to (i) any Person (including its Affiliates) or (ii) any Persons or entities which are to the knowledge of such Holders (or to the knowledge of any underwriter for such Holders) part of any "group" within the meaning of Regulation 13D of the Exchange Act which includes such purchaser or any of its Affiliates that, after giving effect to such sale, would beneficially own securities representing more than 5% of the aggregate voting power of all outstanding voting securities of the Company. The Holders of such Registrable Securities shall secure the agreement of their underwriter or underwriters, if any, for such offering to comply with the foregoing.

     2.7  Indemnification.
          ---------------

          (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1, 2.2 or 2.8, each seller of any Registrable Securities covered by such registration statement, its directors, officers, partners, agents and Affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (a "Controlling Person"), insofar as losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller and each such director, officer, partner, agent or affiliate, underwriter and Controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, agent or affiliate or Controlling Person and shall survive the transfer of such securities by such seller.

          (b) Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 2.7) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act (a "Company Controlling Person"), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.7(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or Company Controlling Person and shall survive the transfer of such securities by such seller.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties is reasonably likely to exist in respect of such claim, the indemnifying party shall be entitled to participate in and, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof and the indemnified party notifies the indemnifying party of such indemnified party's judgment and the basis therefor. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          (d) Contribution. If the indemnification provided for in this
Section 2.7 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or
(b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claims, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subparagraph (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

          (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

          (f) Indemnification Payments. The indemnification and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. In any case in which it shall be judicially determined that a party is not entitled to indemnification or contribution, any payments previously received by such party hereunder shall be promptly reimbursed.

     2.8  Shelf Registration Statements.
          -----------------------------

          (a) Within 120 days of the date hereof, the Company shall have filed with the Commission and shall use its best efforts to cause to be declared effective within 180 days from the date hereof, a Shelf
Registration Statement, relating to the offer and sale of the Registrable Securities owned by the Holders listed on Schedule A hereto.

          (b) The Company will use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by such Holders for a period of three years from the date such Shelf Registration Statement is first declared effective by the Commission, or for such shorter period that will terminate when all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant thereto or cease to be outstanding or otherwise to be Registrable Securities.

          (c) The Company will pay the Registration Expenses in connection with any Shelf Registration Statement pursuant to this Section 2.8.

     3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings (capitalized terms used but not defined herein having the meanings set forth in the Stockholders Agreement):

     "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Holder" means any holder of Registrable Securities.

     "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and fees of the National Association of Securities Dealers, Inc., all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters (including, without limitation, fees and expenses of counsel to the underwriters) customarily paid by issuers or sellers of securities and the reasonable fees and expenses of one counsel to the Selling Holders (selected by Selling Holders representing at least a majority of the Registrable Securities covered by such registration); provided, however, that Registration Expenses shall exclude, and the sellers of the Registrable Securities being registered shall pay, underwriters' fees and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered.

     "Registrable Securities" means (i) the shares of Common Stock and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock held or otherwise acquired by the Investors (including by way of issuance upon exercise or conversion of any warrants or other securities) and (ii) any Common Stock of the Company issuable or issued with respect to the Common Stock, the Series A Preferred Stock and/or warrants or other securities referred to in clause (i) by way of a merger, consolidation, stock split, stock dividend, recapitalization of the Company or similar transaction. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding.

     "Required Number of Shares" means shares of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) representing a total of 1,000,000 shares of Common Stock, subject to adjustment as provided in Section 12.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Shelf Registration Statement" means either Shelf Registration Statement No. 1 or Shelf Registration Statement No. 2.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company filed pursuant to Section 2.8, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Stockholders Agreement" shall mean the Amended and Restated
Stockholders Agreement dated the date hereof between the Company and the stockholders listed on the signature pages thereof.

     4. Rule 144. The Company shall take all actions reasonably necessary to enable Holders of Common Stock or Series A Preferred Stock to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any Holder of Common Stock or Series A Preferred Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     5. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of :

          (i) the Holders of at least a majority of the Registrable Securities (calculated on a fully diluted basis);

          (ii) GE Capital Equity Investments, Inc. (collectively, with General Electric Capital Corporation, "GECC"), in the event GECC beneficially owns at least 2,000,000 shares of Registrable Securities; and

          (iii) TH Lee.Putnam Internet Partners, L.P. and TH Lee.Putnam Internet Parallel Partners, L.P. (collectively with their affiliates, "THLi"), in the event THLi beneficially owns at least 2,000,000 shares of Registrable Securities.

Each beneficial owner of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

     6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     7. Notices. All communications provided for hereunder shall be sent by courier or other overnight delivery service, shall be effective upon receipt, and shall be addressed as follows:

          (a) if to an Investor, at such address as the Investor shall have furnished to the Company in writing;

          (b) if to any other Holder , at the address that such Holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last Holder of such Registrable Securities who has furnished an address to the Company; or

          (c) if to the Company, addressed to it at Krause's Furniture, Inc. 200 North Berry Street, Brea, CA 92821-3903, Attention: Judith O. Lasker, Esq. or at such other address as the Company shall have furnished to each Holder at the time outstanding.

     8.   Assignment; Calculation of Interests in Registrable Securities.
          --------------------------------------------------------------

          (a) This Agreement shall be binding upon and inure the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to the Investors, any beneficial owner of any Registrable Securities, subject to the provisions respecting the minimum number or proportion of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

          (b) All references to Registrable Securities shall be calculated as if all shares of Series A Preferred Stock had been converted into shares of Common Stock as of the date of such calculation; provided, that any proportion of the Registrable Securities necessary to be determined in connection with a specific registration shall be calculated based upon the number of Registrable Securities participating in such registration only (assuming any shares of Series A Preferred Stock had been converted into shares of Common Stock.)

     9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     10. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b). Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. Registered Mail to its respective address set forth in this Agreement shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

     11. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

     12. Recapitalizations, etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, to the extent practicable, the original rights and obligations of the parties hereto under this Agreement. At the request of the Selling Holders of a majority of Registrable Securities in connection with any registration pursuant to Section 2.1 hereof, the Company will effect such adjustments to the outstanding Common Stock, by way of stock split or stock dividend as the Selling Holders may reasonably request to facilitate the registration and sale of the Common Stock.

     13. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                KRAUSE'S FURNITURE, INC.



                                By: /s/ Robert A. Burton
                                   -----------------------------------
                                   Name:   Robert A. Burton
                                   Title:  Executive Vice President and
                                           Chief Financial Officer

                                GE CAPITAL EQUITY INVESTMENTS, INC.



                                By: /s/ George L. Hashbarger, Jr.
                                   -------------------------------------
                                   Name:   George L. Hashbarger, Jr.
                                   Title:  Senior Vice President



                                GENERAL ELECTRIC CAPITAL CORPORATION



                                By: /s/ George L. Hashbarger, Jr.
                                   -------------------------------------
                                   Name:   George L. Hashbarger, Jr.
                                   Title:  Department Operations Manager

                                PERMAL CAPITAL MANAGEMENT, INC.


                                By: /s/ Thomas M. DeLitto
                                   -------------------------------------
                                   Name:
                                   Title:


                                PERMAL SERVICES, INC.


                                By: /s/ Thomas M. DeLitto
                                   -------------------------------------
                                   Name:
                                   Title:


                                PERMAL CAPITAL PARTNERS, L.P.

                                    By:  PERMAL MANAGEMENT
                                         CORPO RATION, its Investment
                                         Manager



                                By: /s/ Thomas M. DeLitto
                                   -------------------------------------
                                   Name:
                                   Title:



                                PERMAL ASSET MANAGEMENT



                                By: /s/ Thomas M. DeLitto
                                   -------------------------------------
                                   Name:
                                   Title:



                                PERMAL SPECIAL OPPORTUNITIES, LTD.



                                By: /s/ James R. Hodge
                                   -------------------------------------
                                   Name:
                                   Title:

                                JAPAN OMNIBUS LTD.



                                By: /s/ James R. Hodge
                                   -------------------------------------
                                   Name:
                                   Title:



                                JEAN R. PERRETTE


                                By: /s/ Jean R. Perrette
                                   -------------------------------------


                                ISAAC ROBERT SOUEDE


                                By: /s/ Isaac Robert Souede
                                   -------------------------------------


                                THOMAS M. DELITTO


                                By: /s/ Thomas M. DeLitto
                                   -------------------------------------


                                THOMAS M. AND DONNA S. DELITTO


                                By: /s/ Thomas M. DeLitto
                                   -------------------------------------
                                   Name:   Thomas M. DeLitto


                                By:
                                   -------------------------------------
                                   Name:   Donna S. DeLitto

                                UNITED GULF BANK (B.S.C.) E.C.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                KUWAIT INVESTMENT PROJECTS COMPANY


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                ATCO HOLDINGS, LTD.


                                By: /s/ Kamal Abdelnour
                                   -------------------------------------
                                   Name:
                                   Title:


                                ATCO DEVELOPMENT, INC.


                                By: /s/ Kamal Abdelnour
                                   -------------------------------------
                                   Name:
                                   Title:

                                PILOT HOLDINGS, L.P.

                                By:    SHED INVESTMENTS, LLC, its General
                                       Partner



                                By: /s/ Thomas M. DeLitto
                                   -------------------------------------
                                   Name:   Thomas M. DeLitto
                                   Title:  Managing Member

                                ALLISON BOOTH HAWLEY TRUST I


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                CAITLIN HALE HAWLEY TRUST I


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                MAUREEN ERIN HAWLEY TRUST I


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                SHANNON FOLLEN HAWLEY TRUST I


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                HAWLEY FAMILY TRUST


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:



                                DR. PHILIP M. HAWLEY, JR.


                                By:
                                   -------------------------------------


                                PHILIP M. HAWLEY


                                By:
                                   -------------------------------------

                                ASCEND PARTNERS, L.P.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                LARRY BLACK


                                By:
                                   -------------------------------------


                                BRANAGH REVOCABLE TRUST


                                By:
                                   -------------------------------------
                                   Name:   Peter W. Branagh
                                   Title:  Trustee

                                By:
                                   -------------------------------------
                                   Name:   Ramona Y. Branagh
                                   Title:  Trustee


                                MATTHEW WILLIAM CLARKE - IRA


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                SANFORD J. COLEN


                                By:
                                   -------------------------------------

                                AARON J. COLEN, UTMA, CA


                                By:
                                   -------------------------------------
                                   Name:  Sanford J. Colen
                                   Title: Custodian


                                ELYSE L. COLEN, UTMA, CA


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                SARA K. COX


                                By:
                                   -------------------------------------


                                JOHN DAVIES


                                By:
                                   -------------------------------------


                                DIAMOND A. PARTNERS, L.P.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                J. STEVEN EMERSON



                                By:
                                   -------------------------------------


                                EMILY FAIRBAIRN - IRA


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                MALCOLM FAIRBAIRN - IRA


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                WILLIAM T. AND KATHLEEN P. GIBSON


                                By:
                                   -------------------------------------
                                   Name:  William T. Gibson


                                By:
                                   -------------------------------------
                                   Name:  Kathleen P. Gibson

                                JONATHAN & NANCY GLASER FAMILY TRUST


                                By:
                                   -------------------------------------
                                   Name:   Jonathan M. Glaser
                                   Title:  Trustee


                                By:
                                   -------------------------------------
                                   Name:   Nancy Ellen Glaser
                                   Title:  Trustee


                                EDWARD M. HAWLEY


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                GEORGE P. HAWLEY


                                By:
                                   -------------------------------------


                                VICTOR F. HAWLEY


                                By:
                                   -------------------------------------


                                RICHARD HICKS


                                By:
                                   -------------------------------------

                                KATHRYN JERGENS TRUST


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:




                                DIANE JOHNSON


                                By:
                                   -------------------------------------


                                RICHARD M. KELLER


                                By:
                                   -------------------------------------


                                STEPHEN M. KELLER


                                By:
                                   -------------------------------------


                                STEPHEN F. KELLER PROFESSIONAL
                                CORPORATION DEFINED BENEFIT
                                PLAN


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                PAUL KESSLER


                                By:
                                   -------------------------------------



                                SIDNEY KIMMEL


                                By:
                                   -------------------------------------



                                THEODORE D. KONOPISOS


                                By:
                                   -------------------------------------




                                PETER LAMM


                                By:
                                   -------------------------------------



                                ROBERT LONDON


                                By:
                                   -------------------------------------




                                JEFFREY S. MORGAN


                                By:
                                   -------------------------------------

                                THE MUHL FAMILY TRUST


                                By:
                                   -------------------------------------
                                   Name:   Phillip E. Muhl
                                   Title:  Trustee


                                By:
                                   -------------------------------------
                                   Name:   Kristin A. Muhl
                                   Title:  Trustee



                                PACIFIC SECURITY GROUP, INC.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:



                                POINTE INVESTMENTS CAPITAL, LTD.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:



                                POLLAT, EVANS & CO., INC.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                KEVIN AND ERIN PRZYBOCKI


                                By:
                                   -------------------------------------
                                   Name:   Kevin Przybocki


                                By:
                                   -------------------------------------
                                   Name:   Erin Przbocki


                                CHARLES B. RUNNELS, JR.


                                By:
                                   -------------------------------------


                                CHARLES B. RUNNELS, III


                                By:
                                   -------------------------------------


                                G. TYLER RUNNELS.


                                By:
                                   -------------------------------------


                                LORD ROBIN RUSSELL


                                By:
                                   -------------------------------------



                                TIMOTHY MICHAEL WALLACE


                                By:
                                   -------------------------------------

                                WAVE ENTERPRISES, INC.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                IRA WEINGARTEN


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                J.D. YATES


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                ZAXIS PARTNERS, L.P.



                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                TH LEE.PUTNAM INTERNET PARTNERS, L.P.

                                By:    TH LEE.PUTNAM INTERNET FUND
                                       ADVISORS, L.P., its General Partner


                                By:    TH LEE.PUTNAM INTERNET FUND
                                       ADVISORS, LLC, its General Partner



                                By:  /s/ Christine Kim
                                   -------------------------------------
                                   Name:   Christine Kim
                                   Title:  Vice President



                                TH LEE.PUTNAM INTERNET PARALLEL
                                PARTNERS, L.P.

                                By:    TH LEE.PUTNAM INTERNET FUND
                                       ADVISORS, L.P., its General Partner


                                By:    TH LEE.PUTNAM INTERNET FUND
                                       ADVISORS, LLC, its General Partner



                                By: /s/ Christine Kim
                                   -------------------------------------
                                   Name:   Christine Kim
                                   Title:  Vice President

                                                           SCHEDULE A
                                                           -----------

      Ascend Partners, L.P.
      Larry Black
      Branagh Revocable Trust
      Matthew William Clarke - IRA
      Sanford J. Colen
      Aaron J. Colen, UTMA, CA
      Elyse L. Colen, UTMA, CA
      Sara K. Cox
      John Davies
      Diamond A. Partners, L.P.
      J. Steven Emerson
      Emily Fairbairn - IRA
      Malcolm Fairbairn - IRA
      William T. and Kathleen P. Gibson
      Jonathan & Nancy Glaser Family Trust
      George P. Hawley
      Allison Booth Hawley Trust I
      Caitlin Hale Hawley Trust I
      Hawley Family Trust
      Maureen Erin Hawley Trust I
      Shannon Follen Hawley Trust I
      Edward M. Hawley
      Philip M. Hawley
      Dr. Philip Hawley, Jr.
      Victor F. Hawley
      Richard Hicks
      Kathryn Jergens Trust
      Diane Johnson
      Richard M. Keller
      Stephen M. Keller
      Stephen F. Keller Professional Corporation Defined Benefit Plan
      Paul Kessler
      Sidney Kimmel
      Theodore D. Konopisos
      Peter Lamm
      Robert London
      Jeffrey S. Morgan
      The Muhl Family Trust
      Pacific Security Group, Inc.
      Pilot Holdings, L.P.
      Pointe Investments Capital, Ltd.
      Pollat, Evans & Co., Inc.
      Kevin and Erin Przybocki
      Charles B. Runnels, Jr.
      Charles B. Runnels, III
      G. Tyler Runnels.
      Lord Robin Russell
      Timothy Michael Wallace
      Wave Enterprises, Inc.
      Ira Weingarten
      J.D. Yates
      Zaxis Partners, L.P.